Exhibit 4.06

ADDITIONAL SECURED CREDITOR CONSENT

U.S. BANK NATIONAL ASSOCIATION

100 Wall Street, Suite 1600

New York, NY 10005

Attention: Corporate Trust Services

Facsimile: 212-809-5459

December 3, 2009

Attn: Jeff Thompson

Berry Plastics Corporation

101 Oakley Street

Evansville, IN 47710

The undersigned is the trustee (the “Authorized Representative”) for persons wishing to become “Secured Parties” (the “New Secured Parties”) under the Collateral Agreement dated as of September 20, 2006 (as heretofore amended and/or supplemented, the “Collateral Agreement” (terms used without definition herein have the meanings assigned to such term by the Collateral Agreement)) among BERRY PLASTICS CORPORATION (as successor to Berry Plastics Holdings Corporation, the “Issuer”), each subsidiary of the Issuer identified therein as a party (each, a “Subsidiary Party”) and U.S. BANK NATIONAL ASSOCIATION, as successor to Wells Fargo Bank, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

In consideration of the foregoing, the undersigned hereby:

(i) represents that the Authorized Representative has been authorized by the New Secured Parties to become a party to the Collateral Agreement on behalf of the New Secured Parties under that certain Indenture dated as of November 12, 2009 among Berry Plastics Escrow LLC and Berry Plastics Escrow Corporation (collectively, the “Escrow Issuers”) and the Authorized Representative, as trustee, as supplemented by the Supplemental Indenture dated as of the date hereof, among Berry Plastics Corporation (the “Company”), the Company’s Subsidiaries named therein, and the Authorized Representative, as trustee (as amended, restated, supplemented or otherwise modified from time to time, the “New Secured Obligation”) and to act as the Authorized Representative for the New Secured Parties;

(ii) acknowledges that the New Secured Parties have received a copy of the Collateral Agreement;

(iii) appoints and authorizes the Collateral Agent to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Collateral Agreement as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto; and

(iv) accepts and acknowledges the terms of the Collateral Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms hereof applicable to holders of Other Second-Lien Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof as fully as if it had been a Secured Party on the effective date of the Collateral Agreement.

The Collateral Agent, by acknowledging and agreeing to this Additional Secured Creditor Consent, accepts the appointment set forth in clause (ii) above.

The name and address of the Authorized Representative for purposes of Section 6.01 of the Collateral Agreement are as follows:

U.S. Bank National Association

100 Wall Street, Suite 1600

New York, NY 10005

Attention: Corporate Trust Services

Facsimile: 212-809-5459

THIS ADDITIONAL SECURED PARTY CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Additional Secured Party Consent to be duly executed by its authorized officer as of the 3rd day of December, 2009.

U.S. BANK NATIONAL ASSOCIATION,
as Authorized Representative

By:	/s/ Thomas E. Tabor
Name: Thomas E. Tabor
Title: Vice President

Acknowledged and Agreed:

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

By:	/s/ Thomas E. Tabor
Name: Thomas E. Tabor
Title: Vice President

BERRY PLASTICS CORPORATION

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

BERRY PLASTICS TECHNICAL SERVICES, INC.
BERRY STERLING CORPORATION
CARDINAL PACKAGING, INC.
CPI HOLDING CORPORATION
KNIGHT PLASTICS, INC.
PACKERWARE CORPORATION
PESCOR, INC.
VENTURE PACKAGING, INC.
VENTURE PACKAGING MIDWEST, INC.
BERRY PLASTICS ACQUISITION CORPORATION III
BERRY PLASTICS ACQUISITION CORPORATION V
BERRY PLASTICS OPCO, INC.
BERRY PLASTICS ACQUISITION CORPORATION VIII
BERRY PLASTICS ACQUISITION CORPORATION IX
BERRY PLASTICS ACQUISITION CORPORATION X
BERRY PLASTICS ACQUISITION CORPORATION XI
BERRY PLASTICS ACQUISITION CORPORATION XII
BERRY PLASTICS ACQUISITION CORPORATION XIII
ROLLPAK ACQUISITION CORPORATION
ROLLPAK CORPORATION
CAPTIVE HOLDINGS, INC.
CAPTIVE PLASTICS, INC.
CAPLAS NEPTUNE, LLC
CAPLAS LLC

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Vice President and Assistant Secretary

COVALENCE SPECIALTY ADHESIVES LLC
By:	BERRY PLASTICS CORPORATION,
its sole member

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

COVALENCE SPECIALTY COATINGS LLC
By:	BERRY PLASTICS CORPORATION,
its sole member

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

AEROCON, LLC
By:	BERRY PLASTICS CORPORATION,
its sole member and manager

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

BERRY IOWA, LLC
By:	BERRY PLASTICS CORPORATION,
its sole member and manager

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

BERRY PLASTICS DESIGN, LLC
By:	BERRY PLASTICS CORPORATION,
its sole member and manager

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

POLY-SEAL, LLC
By:	BERRY PLASTICS CORPORATION,
its sole member and manager

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

KERR GROUP, LLC
By:	BERRY PLASTICS CORPORATION,
its sole member and manager

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

SAFFRON ACQUISITION, LLC
By:	KERR GROUP, LLC,
its sole member and manager
	By:	BERRY PLASTICS CORPORATION,
its sole member and manager

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

SUN COAST INDUSTRIES, LLC
By:	SAFFRON ACQUISITION, LLC,
its sole member and manager
	By:	KERR GROUP, LLC,
its sole member and manager
		By:	BERRY PLASTICS CORPORATION,
its sole member and manager

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

LANDIS PLASTICS, LLC
By:	BERRY PLASTICS CORPORATION,
its sole member and manager

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

SETCO, LLC
By:	KERR GROUP, LLC,
its sole member
	By:	BERRY PLASTICS CORPORATION,
its sole member and manager

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

TUBED PRODUCTS, LLC
By:	KERR GROUP, LLC
its sole member
	By:	BERRY PLASTICS CORPORATION,
its sole member and manager

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

GRAFCO INDUSTRIES LIMITED PARTNERSHIP
By:	Caplas Neptune, LLC
its General Partner

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Vice President and Assistant Secretary

BERRY PLASTICS ACQUISITION CORPORATION XV, LLC
By:	BERRY PLASTICS CORPORATION,
its sole member

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

PLIANT CORPORATION

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

PLIANT CORPORATION INTERNATIONAL

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

PLIANT FILM PRODUCTS OF MEXICO, INC.

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

UNIPLAST HOLDINGS, INC.

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

UNIPLAST U.S., INC.

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary

PLIANT PACKAGING OF CANADA, LLC

By:	PLIANT CORPORATION, its sole member

By:	/s/ Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President and Assistant Secretary